PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)



                                                                   Number         Market
                           Common Stocks                          of Shares       Value
-------------------------------------------------------------    -----------    ----------


Financial Services (14.5%)
   American International Group
     (Major international insurance holding company)                1,825     $   174,630
   State Street Corporation
     (Provider of U.S. and global securities custodial services)    2,600         338,000
                                                                              ------------
                                                                                  512,630
                                                                              ------------
Industrial Services (12.2%)
   G & K Services, Inc. Class A
     (Uniform rental service)                                       6,200         173,988
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                               7,600         258,875
                                                                              ------------
                                                                                  432,863
                                                                              ------------
Investment Management (11.7%)
   T. Rowe Price Associates, Inc.
     (No-load mutual fund company)                                  8,800         413,050
                                                                              ------------

Electronic Equipment (11.1%)
   American Power Conversion *
     (Leading producer of uninterruptible power supply products)    6,600         126,638
   Molex, Inc.
     (Supplier of interconnection products)                         6,400         265,200
                                                                              ------------
                                                                                  391,838
                                                                              ------------
Computer Equipment (6.3%)
   Intel Corporation
     (Manufacturer of microprocessors, microcontrollers, and
     memory chips)                                                  5,400         224,775
                                                                              ------------

Pharmaceutical (6.3%)
   Merck & Company
     (Prescription pharmaceuticals)                                 3,000         223,312
                                                                              ------------

Medical Products (5.0%)
   Medtronic, Inc.
     (Manufacturer of implantable biomedical devices)               3,400         176,162
                                                                              ------------

* Non-income producing security




                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)



                                                                   Number         Market
                           Common Stocks                          of Shares       Value
-------------------------------------------------------------    -----------    ----------

Specialty Retailing (4.9%)
   Wal-Mart Stores, Inc.
     (Leading discount retailer)                                    3,600     $   173,250
                                                                              ------------

Restaurants (4.9%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                        5,700         172,069
                                                                              ------------

Software (4.8%)
   Microsoft Corporation *
     (Personal computer software)                                   2,850         171,712
                                                                              ------------

Consumer Products (4.8%)
   Clorox Company
     (Manufacturer of bleach and other consumer products)           4,300         170,119
                                                                              ------------

Biotechnology (4.7%)
   Techne Corporation *
     (Leading producer of biotechnology products)                   1,500         168,000
                                                                              ------------

Semiconductor Equipment (3.6%)
   Applied Materials, Inc.*
     (Leading developer, manufacturer, and marketer of
     semiconductor manufacturing systems)                           2,200         130,487
                                                                              ------------



Total Common Stocks - 94.8%                                                     3,360,267
Cash and Other Assets, Less Liabilities - 5.2%                                    183,700
                                                                              ------------
Net Assets - 100%                                                             $ 3,543,967
                                                                              ============


Net Asset Value Per Share
(Based on 251,465 shares outstanding at September 30, 2000)                   $     14.09
                                                                              ============

* Non-income producing security
